                                                                      Exhibit 99

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

-----------------------------------------                ---------------------------------------------------------------------------
COLLECTION PERIOD BEGINNING:     3/1/2004                                                                               ORIGINAL
COLLECTION PERIOD ENDING:       3/31/2004                PURCHASES         UNITS      CUT-OFF DATE   CLOSING DATE     POOL BALANCE
                                                         ---------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:  3/12/2004                INITIAL PURCHASE    65,308      2/28/2003      3/26/2003   1,001,149,138.34
DISTRIBUTION DATE:              4/12/2004                SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:           31                SUB. PURCHASE #2
DAYS OF COLLECTION PERIOD              31
                                                                           ---------------------------------------------------------
MONTHS SEASONED:                       13                TOTAL               65,308                                 1,001,149,138.34
-----------------------------------------                ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.     ORIGINAL DEAL PARAMETERS
--------------------------------------------------------------------------------

                                                         DOLLAR AMOUNT   # OF CONTRACTS
       Original Portfolio :                          $ 1,001,149,138.34         65,308

                                                                                         LEGAL FINAL
       Original Securities:                             DOLLAR AMOUNT          COUPON     MATURITY
           Class A-1 Notes                             $ 200,000,000.00       1.25000%    4/12/2004
           Class A-2-A Notes                             177,000,000.00       1.59000%    5/12/2006
           Class A-2-B Notes                             100,000,000.00       Floating    5/12/2006
           Class A-3 Notes                               228,000,000.00       Floating    7/12/2007
           Class A-4 Notes                               206,000,000.00       Floating    9/12/2009
           Class B Notes                                  90,149,138.00       8.00000%    9/12/2009
                                                     ------------------
               Total                                 $ 1,001,149,138.00

--------------------------------------------------------------------------------
II.    COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------

   (1) Beginning of period Aggregate Principal Balance                                                           (1) 703,110,023.12
                                                                                                                    ----------------
   (2) Subsequent Receivables Added                                                                              (2)              -
                                                                                                                    ----------------
       Monthly Principal Amounts

         (3)   Principal Portion of Scheduled Payments Received                     (3) 11,365,808.09
                                                                                       ---------------
         (4)   Principal Portion of Prepayments Received                            (4) 11,793,494.01
                                                                                       ---------------
         (5)   Principal Portion of Liquidated Receivables                          (5)  6,022,668.36
                                                                                       ---------------
         (6)   Aggregate Amount of Cram Down Losses                                 (6)             -
                                                                                       ---------------
         (7)   Other Receivables adjustments                                        (7)             -
                                                                                       ---------------
         (8)   Total Principal Distributable Amounts                                                             (8)  29,181,970.46
                                                                                                                    ----------------
   (9) End of Period Aggregate Principal Balance                                                                 (9) 673,928,052.66
                                                                                                                    ================
  (10) Pool Factor  (Line 9 / Original Pool Balance)                                                            (10)       67.3155%
                                                                                                                    ================

--------------------------------------------------------------------------------
III.   COLLECTION PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                          CLASS A-1     CLASS A-2-A    CLASS A-2-B     CLASS A-3       CLASS A-4     CLASS B             TOTAL
                          ---------     -----------    -----------     ---------       ---------     -------             -----
  (11) Original
        Note
        Balance       $ 200,000,000.00 177,000,000.00 100,000,000.00 228,000,000.00 206,000,000.00 90,149,138.00 $ 1,001,149,138.00
                      --------------------------------------------------------------------------------------------------------------
  (12) Beginning
        of period
        Note
        Balance                   0.00 113,552,030.54  64,153,689.57 228,000,000.00 206,000,000.00 19,964,459.67     631,670,179.78
                      --------------------------------------------------------------------------------------------------------------
  (13) Noteholders'
        Principal
        Distributable
        Amount                    0.00  16,222,857.87   9,165,456.42             --             --  7,197,785.40      32,586,099.70
  (14) Class A
        Noteholders'
        Accelerated
        Principal
        Amount                      --             --             --             --             --                               --
  (15) Class A
        Noteholders'
        Principal
        Carryover
        Amount                      --             --             --             --             --                               --
  (16) Policy
        Claim
        Amount                      --             --             --             --             --                               --
                      --------------------------------------------------------------------------------------------------------------
  (17) End of period
        Note Balance                --  97,329,172.67  54,988,233.15 228,000,000.00 206,000,000.00 12,766,674.27     599,084,080.08
                      ==============================================================================================================
  (18) Note Pool
        Factors
        (Line 17 /
        Line 11)               0.0000%       54.9882%       54.9882%      100.0000%      100.0000%      14.1617%           59.8396%
                      --------------------------------------------------------------------------------------------------------------

  (19) Class A
        Noteholders'
        Ending Note
        Balance         586,317,405.81

  (20) Class B
        Noteholders'
        Ending Note
        Balance          12,766,674.27

  (21) Class A
        Noteholders'
        Beginning
        Note Balance    611,705,720.11

  (22) Class B
        Noteholders'
        Beginning
        Note Balance     19,964,459.67

  (23) Total
        Noteholders
        Principal
        Distribution
        for
        Collection
        Period           32,586,099.70

  (24) Total
        Noteholders
        Interest
        Distribution
        for
        Collection
        Period              857,260.67

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------------
IV.     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------
  (25)  Total Monthly Principal Collection Amounts                                                               (25) 29,181,970.46
                                                                                                                      -------------
  (26)  Required Pro Forma Class A Note Balance (87% x Line 9)                             (26)  586,317,405.81
                                                                                                ---------------
  (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                  (27)  582,523,749.65
                                                                                                ---------------
  (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                                 (28)    3,793,656.16        3,793,656.16
                                                                                                ---------------       -------------
  (29)  Principal Distribution Amount (Line 25 - Line 28)                                                        (29) 25,388,314.30
                                                                                                                      =============


------------------------------------------------------------------------------------------------------------------------------------
V.      RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------
        AVAILABLE FUNDS

        (30) Interest Collections                                                          (30)    9,985,523.48
                                                                                                ---------------
        (31) Repurchased Loan Proceeds Related to Interest                                 (31)              --
                                                                                                ---------------
        (32) Principal Collections                                                         (32)   11,365,808.09
                                                                                                ---------------
        (33) Prepayments in Full                                                           (33)   11,793,494.01
                                                                                                ---------------
        (34) Prepayments in Full Due to Administrative Repurchases                         (34)              --
                                                                                                ---------------
        (35) Repurchased Loan Proceeds Related to Principal                                (35)              --
                                                                                                ---------------
        (36) Collection of Supplemental Servicing - Extension and Late Fees                (36)      266,083.14
                                                                                                ---------------
        (37) Collection of Supplemental Servicing - Repo and Recovery Fees
               Advanced                                                                    (37)              --
                                                                                                ---------------
        (38) Liquidation Proceeds                                                          (38)    1,950,791.71
                                                                                                ---------------
        (39) Recoveries from Prior Month Charge-Offs                                       (39)      445,818.14
                                                                                                ---------------
        (40) Investment Earnings - Collection Account                                      (40)       19,237.64
                                                                                                ---------------
        (41) Investment Earnings - Spread Account                                          (41)       17,630.50
                                                                                                ---------------
        (42) Proceeds from Swap Agreement                                                  (42)              --
                                                                                                ---------------
        (43) Total Available Funds                                                                               (43) 35,844,386.71
                                                                                                                      -------------

        DISTRIBUTIONS:

        (44) Base Servicing Fee - to Servicer                                              (44)    1,318,331.29
                                                                                                ---------------
        (45) Payment to Swap Provider                                                      (45)      517,614.79
                                                                                                ---------------
        (46) Supplemental Servicing Fee - to Servicer                                      (46)      454,338.26
                                                                                                ---------------
        (47) Indenture Trustee Fees                                                        (47)          250.00
                                                                                                ---------------
        (48) Owner Trustee Fees                                                            (48)        3,000.00
                                                                                                ---------------
        (49) Backup Servicer Fees                                                          (49)              --
                                                                                                ---------------

        NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                           BEGINNING     INTEREST INTEREST            DAYS    CALCULATED
               CLASS      NOTE BALANCE  CARRYOVER   RATE       DAYS   BASIS    INTEREST
               -----      ------------  ---------   ----       ----   -----    --------
        (50)  Class A-1            0.00     --    1.25000%       31    Act.
                                                                       Days
                                                                       /360          0.00  (50)            0.00
                                                                                                ---------------
        (51) Class A-2-A 113,552,030.54     --    1.59000%       30    30
                                                                       /360    150,456.44  (51)      150,456.44
                                                                                                ---------------
        (52) Class A-2-B  64,153,689.57     --    1.18000%       31    Act.
                                                                       Days
                                                                       /360     65,187.28  (52)       65,187.28
                                                                                                ---------------
        (53)  Class A-3  228,000,000.00     --    1.28000%       31    Act.
                                                                       Days
                                                                       /360    251,306.67  (53)      251,306.67
                                                                                                ---------------
        (54)  Class A-4  206,000,000.00     --    1.45000%       31    Act.
                                                                       Days
                                                                       /360    257,213.89  (54)      257,213.89
                                                                                                ---------------
        (55)   Class B    19,964,459.67     --    8.00000%       30    30
                                                                       /360    133,096.40  (55)      133,096.40
                                                                                                ---------------

        NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                     EXCESS   MANDATORY
                              PRINCIPAL   PRINCIPAL   PRIN.     NOTE              TOTAL
                 CLASS       DISTRIBUTION CARRYOVER    DUE   PREPAYMENT         PRINCIPAL
                 -----       ------------ ---------    ---   ----------         ---------
          (56)  Class A-1            0.00        --      --          --    --          0.00  (56)            0.00
                                                                                                  ---------------
          (57) Class A-2-A  16,222,857.87        --      --          --    -- 16,222,857.87  (57)   16,222,857.87
                                                                                                  ---------------
          (58) Class A-2-B   9,165,456.42        --      --          --    --  9,165,456.42  (58)    9,165,456.42
                                                                                                  ---------------
          (59)  Class A-3              --        --      --          --    --            --  (59)              --
                                                                                                  ---------------
          (60)  Class A-4              --        --      --          --    --            --  (60)              --
                                                                                                  ---------------
          (61)   Class B               --        --      --          --    --            --  (61)              --
                                                                                          ---------------

          (62) Insurer Premiums - to AMBAC                                                   (62)      107,492.00
                                                                                                  ---------------
          (63) Total Distributions                                                                               (63) 28,646,601.30
                                                                                                                      -------------
  (64)  Excess Available Funds (or Premium Claim Amount)                                                         (64)  7,197,785.41
                                                                                                                      -------------
  (65)  Deposit to Spread Account to Increase to Required Level                                                  (65)          0.00
                                                                                                                      -------------
  (66)  Amount available for Noteholders' Accelerated Principle Amount                                           (66)            --
                                                                                                                      -------------
  (67)  Amount available for Deposit into the Note Distribution Account                                          (67)  7,197,785.40
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
VI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
------------------------------------------------------------------------------------------------------------------------------------
  (68)  Excess Available Funds After Amount to Increase Spread to Required
          Level (Line 64 - Line 65)                                                        (68)    7,197,785.40
                                                                                                ---------------
  (69)  Spread Account Balance in Excess of Required Spread Balance                        (69)              --
                                                                                                ---------------
  (70)  Total Excess Funds Available                                                       (70)    7,197,785.40
                                                                                                ---------------
  (71)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                  (71)  582,523,749.65
                                                                                                ---------------
  (72)  Required Pro Forma Class A Note Balance (87% x Line 9)                             (72)  586,317,405.81
                                                                                                ---------------
  (73)  Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)              (73)              --
                                                                                                ---------------
  (74)  Lesser of (Line 72) or (Line 73)                                                   (74)              --
                                                                                                ---------------
  (75)  Accelerated Principal Amount (Lesser of Line 70 or 74)                                                   (75)            --
                                                                                                                      -------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------------
VII.    RECONCILIATION OF SPREAD ACCOUNT:                                      INITIAL
                                                                               DEPOSIT                                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
(76)    INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                       30,034,474.15                             30,034,474.15
                                                                            -------------                             -------------

(77)    BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
        ADDITIONS TO SPREAD ACCOUNT                                                                              (77) 22,525,855.61
                                                                                                                      -------------

  (78)  Deposit from Collection Account (Line 65)                                          (78)            0.00
                                                                                                ---------------
  (79)  Investments Earnings                                                               (79)       17,630.50
                                                                                                ---------------
  (80)  Deposits Related to Subsequent Receivables Purchases                               (80)              --
                                                                                                ---------------
  (81)  Total Additions                                                                                          (81)     17,630.50
                                                                                                                      -------------

        SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
        AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                    (82) 22,543,486.11
                                                                                                                      -------------

  (83)  3% of the Ending Pool Balance (3% x Line 9)                                        (83)   20,217,841.58
                                                                                                ---------------
  (84)  Floor Amount (2.25% of Original Pool Balance)                       22,525,855.61  (84)   22,525,855.61
                                                                            -------------       ---------------
  (85)  If a Spread Cap Event exists then 6% of the Ending Pool Balance                --  (85)              --
                                                                            -------------       ---------------
  (86)  If a Trigger Event exists then an unlimited amount as determined by
          the Controlling Party                                                            (86)              --
                                                                                                ---------------
  (87)  Spread Account Requirement                                                                               (87) 22,525,855.61
                                                                                                                      -------------

        WITHDRAWALS FROM SPREAD ACCOUNT

  (88)  Withdrawal pursuant to Section 5.1(b) (Transfer Investment Earnings
          to the Collection Account)                                                       (88)       17,630.50
                                                                                                ---------------
  (89)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)                     (89)              --
                                                                                                ---------------
  (90)  Withdrawal pursuant to Section 5.7(b)(xiv) (Other unpaid amounts
          owed to the Insurer)                                                             (90)              --
                                                                                                ---------------
  (91)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution Account
          - Class A Noteholders' Accelerated Principal Amount)                             (91)              --
                                                                                                ---------------
  (92)  Withdrawal pursuant to Section 5.7(b)(xvi) (Swap Provider - Amounts
          Due with Respect to Transaction II)                                              (92)              --
                                                                                                ---------------
  (93)  Withdrawal pursuant to Section 5.7(b)(xvii) (Note Distribution
          Account - Class B Noteholders' Principal)                                        (93)              --
                                                                                                ---------------

  (94)  Total Withdrawals                                                                  (94)       17,630.50
                                                                                                ---------------
                                                                                                                 (95)     17,630.50
                                                                                                                      -------------

        END OF PERIOD SPREAD ACCOUNT BALANCE                                                                     (96) 22,525,855.61
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
VIII.   CALCULATION OF OC LEVEL AND OC PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
  (97)  Aggregate Principal Balance                                                        (97)  673,928,052.66
                                                                                                ---------------
  (98)  End of Period Class A Note Balance                                                 (98)  586,317,405.81
                                                                                                ---------------
  (99)  Line 97 less Line 98                                                               (99)   87,610,646.85
                                                                                                ---------------
  (100) OC Level (Line 99 / Line 97)                                                      (100)          13.00%
                                                                                                ---------------
  (101) Ending Spread Balance as of a percentage of Aggregate Principal
          Balance (Line 96 / Line 97)                                                     (101)           3.34%
                                                                                                ---------------
  (102) OC Percentage (Line 100 + Line 101)                                                                     (102)         16.34%
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
IX.     AMOUNTS DUE TO CERTIFICATEHOLDER
------------------------------------------------------------------------------------------------------------------------------------
  (103) Beginning of Period Class B Noteholder Balance                                    (103)                       19,964,459.67
  (104) Funds Available to the Class B Noteholder                                         (104)                        7,197,785.40
  (105) Remaining Balance to the Certificateholder                                        (105)                                  --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:     (S)/Mike Wilhelms
        --------------------------------
Name:   Mike Wilhelms
        --------------------------------
Title:  Sr. VP & Chief Financial Officer
        --------------------------------
Date:   5-Apr-2004
        --------------------------------